Exhibit 99.1

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                          Capital Z Partners, L.P.

Address of Joint Filer:                       230 Park Avenue South, 11th Floor
                                              New York, New York  10003

Relationship of Joint Filer to Issuer:        10% Owner

Issuer Name and Ticker or Trading Symbol:     Universal American Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              2/12/2010

Designated Filer:                             Capital Z Partners, Ltd.




February 17, 2010
-----------------
Date


Signature:

CAPITAL Z PARTNERS, L.P.
By:  Capital Z Partners, Ltd.,
     its General Partner

     By: /s/ Craig Fisher
         ---------------------------------------------
         Name: Craig Fisher
         Title: General Counsel - Authorized Signatory

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                          Capital Z Financial Services
                                              Fund II, L.P.

Address of Joint Filer:                       230 Park Avenue South, 11th Floor
                                              New York, New York  10003

Relationship of Joint Filer to Issuer:        10% Owner

Issuer Name and Ticker or Trading Symbol:     Universal American Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              2/12/2010

Designated Filer:                             Capital Z Partners, Ltd.




February 17, 2010
-----------------
Date


Signature:

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By: Capital Z Partners, L.P.,
     its General Partner
By: Capital Z Partners, Ltd.,
     its General Partner

     By: /s/ Craig Fisher
         ---------------------------------------------
         Name: Craig Fisher
         Title: General Counsel - Authorized Signatory

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                          Capital Z Financial Services
                                              Private Fund II, L.P.

Address of Joint Filer:                       230 Park Avenue South, 11th Floor
                                              New York, New York  10003

Relationship of Joint Filer to Issuer:        Other (1)

Issuer Name and Ticker or Trading Symbol:     Universal American Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              2/12/2010

Designated Filer:                             Capital Z Partners, Ltd.


     Notes:

      (1) Capital Z Financial Services Private Fund II, L.P. may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended).



February 17, 2010
-----------------
Date


Signature:

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By: Capital Z Partners, L.P.,
     its General Partner
By: Capital Z Partners, Ltd.,
     its General Partner

     By: /s/ Craig Fisher
         ---------------------------------------------
         Name: Craig Fisher
         Title: General Counsel - Authorized Signatory

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                          Capital Z Management, LLC

Address of Joint Filer:                       230 Park Avenue South, 11th Floor
                                              New York, New York  10003

Relationship of Joint Filer to Issuer:        Other (1)

Issuer Name and Ticker or Trading Symbol:     Universal American Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):              2/12/2010

Designated Filer:                             Capital Z Partners, Ltd.


     Notes:

      (1) Capital Z Management, LLC may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended).



February 17, 2010
-----------------
Date


Signature:

CAPITAL Z MANAGEMENT, LLC

By: /s/ Craig Fisher
    ---------------------------------------------
    Name: Craig Fisher
    Title: General Counsel - Authorized Signatory

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                          Capital Z Partners III, L.P.

Address of Joint Filer:                       230 Park Avenue South, 11th Floor
                                              New York, New York 10003

Relationship of Joint Filer to Issuer:        Other (1)

Issuer Name and Ticker or Trading Symbol:     Universal American Corp. (UAM)

Date of Event Requiring
Statement (Month/Day/Year):                   2/12/2010

Designated Filer:                             Capital Z Partners, Ltd.

     Notes:

      (1) Capital Z Partners III, L.P. may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended).


February 17, 2010
-----------------
Date


Signature:

CAPITAL Z PARTNERS III, L.P.

By: Capital Z Partners III GP, L.P.,
     its General Partner
By: Capital Z Partners III GP, Ltd.
     its General Partner

     By: /s/ Craig Fisher
         ---------------------------------------------
         Name: Craig Fisher
         Title: General Counsel - Authorized Signatory

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                          Capital Z Partners III GP, L.P.
Address of Joint Filer:                       230 Park Avenue South, 11th Floor
                                              New York, New York 10003

Relationship of Joint Filer to Issuer:        Other (1)

Issuer Name and Ticker or Trading Symbol:     Universal American Corp. (UAM)

Date of Event Requiring
Statement (Month/Day/Year):                   2/12/2010

Designated Filer:                             Capital Z Partners, Ltd.


     Notes:

      (1) Capital Z Partners III GP, L.P. may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended).



February 17, 2010
-----------------
Date


Signature:

CAPITAL Z PARTNERS III GP, LTD.

By: /s/ Craig Fisher
    ---------------------------------------------
    Name: Craig Fisher
    Title: General Counsel - Authorized Signatory

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                          Capital Z Partners III GP, Ltd.

Address of Joint Filer:                       230 Park Avenue South, 11th Floor
                                              New York, New York 10003

Relationship of Joint Filer to Issuer:        Other (1)

Issuer Name and Ticker or Trading Symbol:     Universal American Corp. (UAM)

Date of Event Requiring
Statement (Month/Day/Year):                   2/12/2010

Designated Filer:                             Capital Z Partners, Ltd.


    Notes:

     (1) Capital Z Partners III GP, Ltd. may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended).



February 17, 2010
-----------------
Date


Signature:

By: /s/ Craig Fisher
    ---------------------------------------------
    Name: Craig Fisher
    Title: General Counsel - Authorized Signatory

                             Joint Filer Information
                             -----------------------


Name of Joint Filer:                         Capital Z Partners Management, LLC

Address of Joint Filer:                      230 Park Avenue South, 11th Floor
                                             New York, New York 10003

Relationship of Joint Filer to Issuer:       Other (1)

Issuer Name and Ticker or Trading Symbol:    Universal American Corp. (UAM)

Date of Event Requiring
Statement (Month/Day/Year):                  2/12/2010

Designated Filer:                            Capital Z Partners, Ltd.

     Notes:

      (1) Capital Z Partners Management, LLC may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the Securities Exchange Act of 1934, as amended).



February 17, 2010
-----------------
Date


Signature:

CAPITAL Z PARTNERS MANAGEMENT, LLC

By: /s/ Craig Fisher
    ---------------------------------------------
    Name: Craig Fisher
    Title: General Counsel - Authorized Signatory